UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

FOX CHASE BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-54025 (Commission File Number)	35-2379633 (IRS Employer Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040
(Address of principal executive offices) (Zip Code)

(215) 283-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

(a)           On June 24, 2015, Fox Chase Bancorp, Inc. (the “Company”) dismissed KPMG LLP, the independent auditors for the Company, based on the recommendation of the Audit Committee of the Board of the Directors and the approval of the Board of Directors, effective as of the same date.

The audit reports of KPMG LLP on the consolidated financial statements of the Company for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2014 and 2013, and through the subsequent interim period preceding June 24, 2015, there were: (1) no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG LLP a copy of the disclosures in this Form 8-K and has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 30, 2015 is filed as Exhibit 16.0 to this Form 8-K.

(b)           On June 24, 2015, based on the recommendation of the Audit Committee of the Board of Directors and approval of the Board of Directors, effective as of the same date, the Company appointed Crowe Horwath LLP as the Company’s independent registered public accounting firm. During the Company’s fiscal years ended December 31, 2014 and 2013 and the subsequent interim period preceding the engagement of Crowe Horwath LLP, the Company did not consult with Crowe Horwath LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Crowe Horwath LLP did not provide any written report or oral advice that Crowe Horwath LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01   Financial Statements and Other Exhibits

(d)	Exhibits

Number	Description

16.0	Letter of Concurrence from KPMG LLP Regarding Change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2015	By:	/s/ Roger S. Deacon
Roger S. Deacon
Executive Vice President and Chief Financial Officer